SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   October 11, 2005


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                06-0812960
Commission File                                     (I.R.S. Employer
Number)                                             Identification No.)


30 Dunnigan Drive, Suffern, New York                      10901
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:      (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On October 11, 2005, The Dress Barn, Inc. (the "Company" or "we" or "our") held a conference call to review its results for the 2005 fiscal fourth quarter and fiscal year. A copy of the conference call transcript is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

This transcipt contains forward-looking statements. These forward-looking statements are based on our current expectations, assumptions, estimates and projections about our business and our industry, and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry's results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied in, or contemplated by, the forward-looking statements. We generally identify these statements by words or phrases such as "believe", "anticipate", "expect", "intend", "plan", "may", "should", "estimate", "predict", "potential", "continue" or the negative of such terms or other similar expressions. Our actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include those discussed below under the heading "Business -Risk Factors Related to our Business," and other factors discussed in our Annual Report on Form 10-K and other reports we filed with the Securities and Exchange Commission. We disclaim any intent or obligation to update or revise any forward-looking statements as a result of developments occurring after the period covered by this transcript or otherwise.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing



ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits

Exhibit Number             Description
--------------------------------------------------------------------------------

99.1              Copy of conference call transcript of October 11, 2005.

SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       THE DRESS BARN INC.
                                       (Registrant)


Date: October 12, 2005                 BY: /S/ ARMAND CORREIA
                                           Armand Correia
                                           Senior Vice President
                                           (Principal Financial
                                           and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number   Description
--------------   --------------------------------------------------------

99.1           Copy of conference call transcript of October 11, 2005.